UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020 (October 20, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 20, 2020, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended September 30, 2020. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)

The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Core non-interest expense:
Total non-interest expense	$34,315	$31,805	$32,993	$100,445	$103,729
Less: acquisition-related expenses	335	47	199	412	7,222
Less: pension settlement charges	531	151	—	1,050	—
Less: severance expenses	192	79	88	284	130
Less: COVID-19-related expenses	148	918	—	1,206	—
Core non-interest expense	$33,109	$30,610	$32,706	$97,493	$96,377

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Efficiency ratio:
Total non-interest expense	34,315	$31,805	32,993	100,445	103,729
Less: amortization of other intangible assets	857	728	953	2,314	2,471
Adjusted non-interest expense	$33,458	$31,077	$32,040	$98,131	$101,258

Total non-interest income	$16,770	$14,664	$16,393	$47,171	$47,111
Less: net gain on investment securities	2	62	97	383	70
Less: net loss on asset disposals and other transactions	(28)	(122)	(78)	(237)	(553)
Total non-interest income, excluding net gains and losses	$16,796	$14,724	$16,374	$47,025	$47,594

Net interest income	$35,119	$34,860	$35,754	$104,615	$105,717
Add: fully tax-equivalent adjustment (a)	262	269	314	803	781
Net interest income on a fully tax-equivalent basis	$35,381	$35,129	$36,068	$105,418	$106,498

Adjusted revenue	$52,177	$49,853	$52,442	$152,443	$154,092

Efficiency ratio	64.12%	62.34%	61.10%	64.37%	65.71%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$33,109	$30,610	$32,706	$97,493	$96,377
Less: amortization of other intangible assets	857	728	953	2,314	2,471
Adjusted core non-interest expense	$32,252	$29,882	$31,753	$95,179	$93,906

Adjusted revenue	$52,177	$49,853	$52,442	$152,443	$154,092

Efficiency ratio adjusted for non-core items	61.81%	59.94%	60.55%	62.44%	60.94%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

Tangible equity:
Total stockholders' equity	$566,856	$569,177	$583,721	$594,393	$588,533
Less: goodwill and other intangible assets	185,397	176,625	177,447	177,503	179,126
Tangible equity	$381,459	$392,552	$406,274	$416,890	$409,407

Tangible assets:
Total assets	$4,911,807	$4,985,819	$4,469,120	$4,354,165	$4,396,148
Less: goodwill and other intangible assets	185,397	176,625	177,447	177,503	179,126
Tangible assets	$4,726,410	$4,809,194	$4,291,673	$4,176,662	$4,217,022

Tangible book value per common share:
Tangible equity	$381,459	$392,552	$406,274	$416,890	$409,407
Common shares outstanding	19,721,783	19,925,083	20,346,843	20,698,941	20,700,630

Tangible book value per common share	$19.34	$19.70	$19.97	$20.14	$19.78

Tangible equity to tangible assets ratio:
Tangible equity	$381,459	$392,552	$406,274	$416,890	$409,407
Tangible assets	$4,726,410	$4,809,194	$4,291,673	$4,176,662	$4,217,022

Tangible equity to tangible assets	8.07%	8.16%	9.47%	9.98%	9.71%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2020	2020	2019	2020	2019

Pre-provision net revenue:
Income before income taxes	$12,846	$5,885	$18,149	$17,810	$47,731
Add: provision for credit losses (a)	4,728	11,834	1,005	33,531	1,368
Add: loss on OREO	—	—	5	17	54
Add: loss on investment securities	—	—	—	—	57
Add: loss on other assets	43	145	73	258	504
Less: gain on OREO	15	1	—	16	—
Less: gain on investment securities	2	62	97	383	127
Less: gain on other transactions	—	22	—	22	5
Pre-provision net revenue	$17,600	$17,779	$19,135	$51,195	$49,582
Total average assets	$4,906,614	$4,828,016	$4,311,389	$4,706,153	$4,179,663

Pre-provision net revenue to total average assets (annualized)	1.43%	1.48%	1.76%	1.45%	1.59%

Weighted-average common shares outstanding – diluted	19,637,689	19,858,880	20,595,769	19,998,353	20,178,634
Pre-provision net revenue per common share – diluted	$0.90	$0.89	$0.92	$2.55	$2.44
(a) On January 1, 2020, Peoples adopted ASU 2016-13 and adopted the CECL model. Prior to the adoption of CECL, the provision for (recovery of) credit losses was the "provision for (recovery of) loan losses." The provision for credit losses includes changes related to the allowance for credit losses on loans, which includes purchased credit deteriorated loans, held-to-maturity investment securities, and the unfunded commitment liability.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2020	2020	2019	2020	2019

Annualized net income adjusted for non-core items:
Net income	$10,210	$4,749	$14,868	$14,194	$38,835
Less: net gain on investment securities	2	62	97	383	70
Add: tax effect of net gain on investment securities (a)	—	13	20	80	15
Add: net loss on asset disposals and other transactions	28	28	78	237	553
Less: tax effect of net loss on asset disposals and other transactions (a)	6	6	16	50	116
Add: acquisition-related expenses	335	47	199	412	7,222
Less: tax effect of acquisition-related expenses (a)	70	10	42	87	1,517
Add: pension settlement charges	531	151	—	1,050	—
Less: tax effect of pension settlement charges (a)	112	32	—	221	—
Add: severance expenses	192	79	88	284	130
Less: tax effect of severance expenses (a)	40	17	18	60	27
Add: COVID-19-related expenses	148	918	—	1,206	—
Less: tax effect of COVID-19-related expenses (a)	31	193	—	253	—
Net income adjusted for non-core items (after tax)	$11,183	$5,665	$15,080	$16,409	$45,025

Days in the period	92	91	92	274	273
Days in the year	366	366	365	366	365
Annualized net income	$40,618	$19,100	$58,987	$18,960	$51,922
Annualized net income adjusted for non-core items (after tax)	$44,489	$22,785	$59,828	$21,919	$60,198
Return on average assets:
Annualized net income	$40,618	$19,100	$58,987	$18,960	$51,922
Total average assets	$4,906,614	$4,828,016	$4,311,389	$4,706,153	$4,179,663
Return on average assets	0.83%	0.40%	1.37%	0.40%	1.24%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$44,489	$22,785	$59,828	$21,919	$60,198
Total average assets	$4,906,614	$4,828,016	$4,311,389	$4,706,153	$4,179,663
Return on average assets adjusted for non-core items	0.91%	0.47%	1.39%	0.47%	1.44%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 20, 2020 to discuss results of operations for the quarter ended September 30, 2020

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 26, 2020	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer